                        DRESDNER RCM CAPITAL FUNDS, INC.
                       SUPPLEMENT DATED SEPTEMBER 29, 2000
                       TO THE PROSPECTUS DATED MAY 1, 2000


PROPOSED REORGANIZATION. The Board of Directors of Dresdner RCM Capital Funds, Inc. (the "Capital Company"), on behalf of its series, the Dresdner RCM MidCap Fund, Dresdner RCM Small Cap Fund and Dresdner RCM International Growth Equity Fund, have unanimously approved an Agreement and Plan of Reorganization (the "Agreement") between the Capital Company, on behalf of its series, and Dresdner RCM Global Funds, Inc. (the "Global Company").

The Agreement provides for the transfer of all of the assets and the assumption of all of the liabilities of each series of the Capital Company to a corresponding, newly created series of the Global Company in a tax-free exchange for shares of the relevant series of the Global Company. Following such exchange, each series of the Global Company will distribute the corresponding, newly created series of the Global Company shares to its shareholders pro rata, in liquidation of the respective series of the Capital Company (the "Reorganization").

A special meeting (the "Meeting") of the stockholders of the Capital Company will be held on or about December 18, 2000 to consider the Reorganization. In connection with the Meeting, the Global Company will be filing with the Securities and Exchange Commission a Proxy Statement describing the Reorganization and a Prospectus for the newly created series of the Global Company. If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to become effective on or about December 31, 2000.